UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2026

Whitehawk Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38560	61-1547850
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 Headquarters Plaza, East Building
11th Floor, Pacific Palisades, California	07960
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (551) 321-2234

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	WHWK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

Securities Purchase Agreement

On May 12, 2026, Whitehawk Therapeutics, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with each of the purchasers named therein (the “PIPE Investors”), pursuant to which the Company agreed to sell to the PIPE Investors (i) 4,330,866 shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), at a purchase price of $3.92 per share, and (ii) 17,991,021 pre-funded warrants to acquire Common Stock (the “Pre-Funded Warrants”), at a purchase price of $3.9199 per Pre-Funded Warrant, for an aggregate purchase price of $87,500,000 (collectively, the “PIPE Financing”). The Pre-Funded Warrants will have an exercise price of $0.0001 per share of Common Stock, be immediately exercisable, and remain exercisable until exercised in full. The holders of Pre-Funded Warrants may not exercise a Pre-Funded Warrant if the holder, together with its affiliates, would beneficially own more than 4.99%, or 9.99% or 19.99%, at the election of the holder, of the number of shares of Common Stock outstanding immediately after giving effect to such exercise. The holders of Pre-Funded Warrants may increase or decrease such percentages not in excess of 19.99% by providing at least 61 days’ prior notice to the Company. The PIPE Financing is expected to close on May 14, 2026, subject to the satisfaction of customary closing conditions.

Jefferies LLC, Leerink Partners LLC, Oppenheimer & Co. Inc., Citizens JMP Securities, LLC, and JonesTrading Institutional Services LLC acted as placement agents for the PIPE Financing and the Company agreed to pay them customary placement fees and reimburse certain of their expenses.

Certain executive officers, affiliated funds of directors, and a director of the Company entered into the Purchase Agreement in connection with the PIPE Financing, and committed to purchase an aggregate of $39,750,000 of shares of Common Stock and/or Pre-Funded Warrants. The participation of these PIPE Investors in the PIPE Financing was disclosed to, and approved by, a pricing committee of the board of directors of the Company (the “Board”) consisting of independent directors that are not affiliated with any interested parties in the PIPE Financing and also the disinterested members of the audit committee of the Board. In addition, pursuant to the terms of the Purchase Agreement, the executive officers and directors of the Company have entered into “lock-up” arrangements, which generally prohibit the sale, transfer or other disposition of securities of the Company, subject to certain exceptions, for a period of 60 days following the closing of the PIPE Financing.

The foregoing summary of the Purchase Agreement and the Pre-Funded Warrants does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement and the form of Pre-Funded Warrant, which are filed as Exhibits 10.1 and 4.1, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

The PIPE Financing is exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), as a transaction by an issuer not involving a public offering. The PIPE Investors intend to acquire the securities for investment only and not with a view to or for sale in connection with any distribution thereof, and appropriate legends will be affixed to the securities issued in the PIPE Financing.

Registration Rights Agreement

At the closing of the PIPE Financing, in connection with the Purchase Agreement, the Company intends to enter into a Registration Rights Agreement (the “Registration Rights Agreement”) with the PIPE Investors. Pursuant to the Registration Rights Agreement, the Company will prepare and file a resale registration statement with the Securities and Exchange Commission (the “SEC”) on or prior to 30 days following the closing of the PIPE Financing, and the Company will use its commercially reasonable efforts to cause this registration statement to be declared effective by the SEC within 60 calendar days of the closing of the PIPE Financing (or within 90 calendar days if the SEC reviews the registration statement), subject to acceleration under certain circumstances.

The Company will also agree, among other things, to indemnify each participating holder, their officers, directors, members, employees, and agents, successors and assigns, and each other person, if any, who controls such participating holder within the meaning of the Securities Act, under the registration statement against certain losses, claims, damages, liabilities and expenses incident to the Company’s obligations under the Registration Rights Agreement.

The foregoing summary of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the Registration Rights Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities

The information in Item 1.01 of this Current Report on Form 8-K relating to the PIPE Financing is incorporated herein by reference.

The shares to be issued by the Company in the PIPE Financing will be issued in private placements exempt from registration under Section 4(a)(2) of the Securities Act promulgated thereunder, because the offer and sale of such securities does not involve a “public offering” as defined in Section 4(a)(2) of the Securities Act, and other applicable requirements were met.

Item 7.01	Regulation FD Disclosure

On May 13, 2026, the Company issued a press release announcing the execution of the Purchase Agreement and the PIPE Financing. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in Item 7.01 of this Current Report on Form 8-K, including the information incorporated by reference from Exhibit 99.1 to this Current Report on Form 8-K, is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Furthermore, the information in Item 7.01 of this Current Report on Form 8-K, including the information incorporated by reference from Exhibit 99.1 to this Current Report on Form 8-K, shall not be deemed to be incorporated by reference in the filings of the Company under the Securities Act.

Forward Looking Statements

The Company cautions you that statements contained in this report regarding matters that are not historical facts are forward-looking statements. These statements are based on the Company’s current beliefs and expectations. Such forward-looking statements include, but are not limited to the expected closing date, gross proceeds of the PIPE Financing, the anticipated use of proceeds of the PIPE Financing, and the registration for resale of the securities being issued and sold in the PIPE Financing. The inclusion of forward-looking statements should not be regarded as a representation by the Company that any of its plans will be achieved. Actual results may differ from those set forth in this report due to the risks and uncertainties inherent in the Company’s business, including, without limitation, market, market risks and other market conditions; the risk that the conditions to the closing of the PIPE Financing are not satisfied; potential delays in the commencement, enrollment and completion of clinical trials; the Company’s dependence on third parties in connection with product candidate manufacturing, research and preclinical testing; disruptions in the supply chain, including raw materials needed for manufacturing and animals used in research; delays in site activations and enrollment of clinical results; the results of preclinical studies; early clinical trials not necessarily being predictive of future results; the success of the Company’s preclinical studies for its product candidates; interim results not necessarily being predictive of final results; the potential of one or more outcomes to materially change as a trial continues and more patient data become available and following more comprehensive audit and verification procedures; regulatory developments in the United States and foreign countries; unexpected adverse side effects or inadequate efficacy of the Company’s product candidates that may limit their development, regulatory approval and/or commercialization, or may result in recalls or product liability claims; the Company’s ability to obtain and maintain intellectual property protection for its product candidates; the use of capital resources by the Company sooner than expected; and other risks described in the Company’s filings with the SEC, including in Part II, Item 1A (Risk Factors) of the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, filed on March 12, 2026, and any subsequent filings with the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and the Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement, which is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

4.1	Form of Pre-Funded Warrant to Purchase Common Stock.

10.1	Securities Purchase Agreement, dated May 12, 2026 and each purchaser identified on Exhibit A thereto.

10.2	Form of Registration Rights Agreement, by and among Whitehawk Therapeutics, Inc. and the purchasers thereto.

99.1	Press Release, dated May 13, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 13, 2026	WHITEHAWK THERAPEUTICS, INC.

/s/ Scott Giacobello
Scott Giacobello
Chief Financial Officer